UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2026

Semrush Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-40276	84-4053265
(Commission File Number)	(I.R.S. Employer Identification No.)

800 Boylston Street, Suite 2475 Boston, Massachusetts	02199
(Address of Principal Executive Offices)	(Zip Code)

(800) 851-9959
 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	SEMR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

Merger Agreement

On April 28, 2026, Adobe Inc., a Delaware corporation (“Adobe”), completed its previously announced acquisition of Semrush Holdings, Inc., a Delaware corporation (the “Company”), pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 18, 2025, by and among the Company, Adobe and Fenway Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Adobe (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Adobe.

At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, each share of Class A common stock, par value $0.00001 per share, of the Company (“Class A Common Stock”) and each share of Class B common stock, par value $0.00001 per share, of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Company Common Stock”), in each case, issued and outstanding immediately prior to the Effective Time, subject to certain limitations, was automatically converted into the right to receive $12.00 in cash, without interest (the “Merger Consideration”).

Equity Awards

At the Effective Time, equity awards outstanding as of immediately prior to the Effective Time were generally treated as follows:

Options. Each vested option to purchase shares of Company Common Stock (“Option”) and each Option held by a non-employee director, contractors or other certain service providers (each, a “Specified Individual”) was cancelled and cashed out for a payment equal to the excess of the Merger Consideration over the exercise price of such Option in respect of each underlying share. Otherwise, each unvested in-the-money Option not covered by the preceding sentence was converted into a restricted stock unit award relating to Adobe common stock (an “Adobe RSU Award”), in respect of a number of shares of Adobe common stock obtained by dividing the spread value of the Option by the closing price per share of Adobe common stock over the 30 consecutive calendar days ending on (and including) the second to last calendar day preceding the closing date (“Adobe Trading Price”), with no less favorable vesting terms. Options with an exercise price equal to or greater than the Merger Consideration were cancelled for no consideration.

RSU Awards. Each restricted stock unit award relating to shares of Company Common Stock that was subject solely to service-based vesting requirements as of the grant date (“RSU Award”) held by a Specified Individual was cancelled and cashed out for a payment equal to the Merger Consideration in respect of each underlying share. Each other RSU Award was converted into an Adobe RSU Award in respect of a number of shares of Adobe common stock obtained by multiplying the number of shares of Company Common Stock underlying the RSU Award by the quotient of (a) the Merger Consideration divided by (b) the Adobe Trading Price (the “Equity Award Conversion Ratio”), with no less favorable vesting terms.

PSU Awards. Each restricted stock unit award relating to shares of Company Common Stock that is subject to performance-based vesting requirements (“PSU Award”) that became vested at the Effective Time in accordance with the terms of the applicable award agreement was cancelled and cashed out for a payment equal to the Merger Consideration in respect of each underlying share (with achievement of applicable performance metrics determined based on actual performance in accordance with the terms of the applicable award agreement), and the portion of the award that did not become vested at the Effective Time in accordance with the terms of the applicable award agreement was forfeited for no consideration. Each other outstanding PSU Award was converted into an Adobe RSU Award (with applicable performance goals deemed achieved based on actual performance through the latest practicable date prior to the Closing Date) in respect of a number of shares of Adobe common stock obtained by multiplying the number of shares of Company Common Stock underlying the PSU Award by the Equity Award Conversion Ratio, with no less favorable service-based vesting terms.

Restricted Stock Awards. The restricted stock award relating to shares of Company Common Stock was assumed and converted into a restricted stock award of Adobe in respect of a number of shares of Adobe common stock obtained by multiplying the number of shares of Company Common Stock underlying the restricted stock award by the Equity Award Conversion Ratio, with no less favorable vesting terms.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The description of the effects of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 19, 2025, and which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Prior to the completion of the Merger, shares of Class A Common Stock were listed and traded on the New York Stock Exchange (the “NYSE”) under the trading symbol “SEMR.” The Company notified the NYSE on April 17, 2026 of the consummation of the Merger. In connection with the consummation of the Merger, the Company requested that the NYSE suspend trading of the Class A Common Stock on the NYSE and remove the Class A Common Stock from listing on the NYSE, in each case, prior to the opening of the market on April 28, 2026. The Company also requested that the NYSE file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to report the delisting of the Class A Common Stock from the NYSE and to deregister the Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Upon the effectiveness of the Form 25, the Company also intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting the deregistration of the Class A Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introduction, Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of Company Common Stock immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration, subject to the terms and conditions set forth in the Merger Agreement.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introduction, Item 2.01, Item 3.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Adobe.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

As of the Effective Time, in connection with the consummation of the Merger, all of the directors of the Company immediately prior to the Effective Time ceased serving as directors of the Company. These departures were solely in connection with the Merger and not a result of any disagreements between the Company and the directors on any matter related to the Company’s operations, policies or practices.

In connection with the consummation of the Merger, Wade Sherman was appointed to the board of directors of the Company, effective as of the Effective Time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introduction, Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Certificate of Incorporation of the Company and the Third Amended and Restated By-laws of the Company were amended and restated in their entirety. The Second Amended and Restated Certificate of Incorporation of the Company and the Fourth Amended and Restated By-laws of the Company are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01.	Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated as of November 18, 2025, by and among Semrush Holdings, Inc., Adobe Inc. and Fenway Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Semrush Holdings, Inc.’s Current Report on Form 8-K, filed on November 19, 2025).*

3.1	Second Amended and Restated Certificate of Incorporation of Semrush Holdings, Inc., dated as of April 28, 2026.
3.2	Fourth Amended and Restated By-laws of Semrush Holdings, Inc., dated as of April 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
All schedules to the Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMRUSH HOLDINGS, INC.

By:	/s/ Wade Sherman
	Name:	Wade Sherman
	Title:	President

Date: April 28, 2026